Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n May   1 2 ,   2 0 2 2

2 Forward‐Looking Statements This presentation and our accompanying remarks contain “forward‐looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements  that are not historical facts are hereby identified as forward‐looking statements for this purpose and include, among others, statements relating to: potential for continued XHANCE  prescription and net revenue growth and factors supporting such growth; prescription, refill and market share trends; potential effects of INS market seasonality on XHANCE  prescriptions; potential early year effects on price and volume related to patient insurance; the effects of changes made to the XHANCE co‐pay assistance program in January 2022  and the potential benefits of such changes; projected Company GAAP operating expenses and stock‐based compensation for 2022; projected XHANCE net revenues for full year 2022;  projected XHANCE average net revenue per prescription for full year 2022; the potential benefits of XHANCE for the treatment of chronic sinusitis; the expectation of having top‐line  results from ReOpen2 in June of 2022 and, if the results are positive, the potential benefits of such data; the Company's plans to seek approval for a follow‐on indication for XHANCE  for the treatment of chronic sinusitis; the potential for XHANCE to be the first FDA‐approved drug treatment for chronic sinusitis and the potential market expansion opportunities  and other benefits of obtaining such indication; the Company's plan to secure a partnership to promote XHANCE in primary care and the prospects for, and potential benefits of, such  potential partnership; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward‐looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could  cause actual results and events to differ materially and adversely from those indicated by such forward‐looking statements including, among others: impact of, and the uncertainties  caused by, the COVID‐19 pandemic; physician and patient acceptance of XHANCE for its current and any potential future indication; the Company’s ability to maintain adequate third  party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market  opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; potential for varying interpretation of the results from ReOpen1; risks and uncertainties  relating to the completion and results of ReOpen2; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic  sinusitis; the Company’s ability to comply with the covenants and other terms of the Pharmakon note purchase agreement; risks and uncertainties relating to intellectual  property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10‐K and Form 10‐Q filings with the Securities  and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward‐looking statements. Any forward‐ looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward‐looking statements, whether as a  result of new information, future developments or otherwise.

Q1 2022 Performance

4 Key Takeaways and Q1 2022 Highlights Achieved Y/Y XHANCE Net Revenue Growth of 35% in Q1 2022 FY 2022 Revenue Guidance Implies Y/Y Growth of at least 22% Positive Top‐Line Results from ReOpen1 Reported in Q1 2022 +35% XHANCE Net  Revenue Growth  Q1 2022/Q1 2021 +21% XHANCE Net  Revenue per TRx  Growth  Q1 2022/Q1 2021 $91M  Cash and equivalents  as of  March 31, 2022 +11% XHANCE TRx Growth  Q1 2022/Q1 2021 +9% XHANCE  NRx Growth  Q1 2022/Q1 2021 Top‐Line Data from ReOpen2 Expected in June 2022

5 XHANCE New and Total Prescriptions XHANCE New Prescriptions increased 9% and Total Prescriptions  increased 11% from Q1 2021 to Q1 2022  Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties 25.9 28.2 Q1 '21 Q1 '22 XHANCE NRx (in thousands) +9% NRx for Intranasal Steroids Market increased 14% from Q1 2021 to Q1 2022 and TRx for Intranasal Steroids Market increased 8% from Q1 2021 to Q1 2022   72.6  81.0  0 30 60 90 Q1 '21 Q1 '22 XHANCE Prescriptions (in thousands) +11%

6 XHANCE Market Share & Prescribers by Prescribing Frequency The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 21,000 physicians.  Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 5.0% 5.4% Q1 '21 Q1 '22 XHANCE Share of INS TRx Within Target Physician Audience  3,904  4,286  1,731  1,936  1,285  1,468  Q1 '21 Q1 '22 <5 TRx per Qtr 5 to 15 TRx per Qtr >15 TRx per Qtr XHANCE Prescribers 7,690 6,920 XHANCE market share increased from 5.0% to 5.4% and HCPs who had more than 15 XHANCE prescriptions  filled by their patients in  a quarter increased by 14% (1,468 versus 1,285) from Q1 2021 to Q1 2022

Q1 2022 Financial Update

8 Financial Review – First Quarter 2021 XHANCE Net Revenue Increased 35% and Average Net Revenue per TRx  Increased from $151 to $183 from Q1 2021 to Q1 2022    $11.0 $14.8 Q1 '21 Q1 '22 ($M) +35% $151  $183  Q1 '21 Q1 '22 +21% Net Revenue Average Net Revenue per TRx

9 Full Year 2022 Financial Guidance  XHANCE Net Revenue ‒ Expected to be at least $90 million  XHANCE Average Net Revenue per Prescription ‒ FY 2022 expected to exceed $220; previously expected to exceed $210  Operating Expense (GAAP)  ‒ Expected to be between $135 – $140 million; approximately $10 million of  which represents stock‐based compensation

10 Additional Phase 3b Clinical Trial Data Expected in Q2 2022      Recruitment  Completed  July 2021 Recruitment  Completed  October 2021 Top‐line results  presented in Q1 2022  Top‐line results  expected in June 2022   

Closing Remarks

12 Key Takeaways and Q1 2022 Highlights Achieved Y/Y XHANCE Net Revenue Growth of 35% in Q1 2022 FY 2022 Revenue Guidance Implies Y/Y Growth of at least 22% Positive Top‐Line Results from ReOpen1 Reported in Q1 2022 +35% XHANCE Net  Revenue Growth  Q1 2022/Q1 2021 +21% XHANCE Net  Revenue per TRx  Growth  Q1 2022/Q1 2021 $91M  Cash and equivalents  as of  March 31, 2022 +11% XHANCE TRx Growth  Q1 2022/Q1 2021 +9% XHANCE  NRx Growth  Q1 2022/Q1 2021 Top‐Line Data from ReOpen2 Expected in June 2022

13 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely,  VP, Investor Relations and Business Development  267‐521‐0531  Investors@optinose.com At 31 March 2022: – $91.4 million in cash – Long‐term debt: $130 million – 82.7 million common shares o/s – 15.7 million options, warrants & RSUs o/s 1 ‐ Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts  are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution  imply its endorsement of or concurrence with such information, conclusions or recommendations.  investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 BMO: Gary Nachman Cantor Fitzgerald: Brandon Folkes Cowen: Ken Cacciatore Jefferies: Caleb Ezell Piper Sandler: David Amsellem

Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n May   1 2 ,   2 0 2 2